Fees Summary	Jun. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,736,937.00
Previously Paid Amount	0.00
Total Fee Amount	3,968.58
Total Offset Amount	0.00
Net Fee	$ 3,968.58